Exhibit 10.9

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of April 13, 2026 (as amended, restated, supplemented or otherwise modified, this “Agreement”), among CARECLOUD, INC., a Delaware corporation (the “Borrower”), CARECLOUD HEALTH, INC., a Delaware corporation (“CC Health”), CARECLOUD HOLDINGS INC., a Delaware corporation (“CC Holdings”), each Subsidiary party hereto as of the date hereof (collectively, the “Subsidiaries” and together with the Borrower, CC Health and CC Holdings, the “Grantors”) and CITIZENS BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

Reference is made to (a) the Credit Agreement, dated as of April 13, 2026, among the Borrower, the Lenders party thereto and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and (b) the Pledge and Security Agreement, dated as of April 13, 2026, by and among the Grantors party thereto and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, the Guarantors have guaranteed Secured Obligations and the Grantors have secured their obligations pursuant to the Security Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement.

Accordingly, the parties hereto agree as follows:

1. Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Security Agreement or the Credit Agreement.

2. Grant of Security Interest. As security for the payment or performance, as applicable, in full when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Grantor, pursuant to the Security Agreement, did and hereby does grant to the Administrative Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, a security interest in, all such Grantor’s right, title and interest in, to or under any and all of the following assets now owned or at any time hereafter acquired (collectively, the “Trademark Collateral”):

(a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, uniform resource locations (URL’s), domain names, designs and general intangibles of like nature, now existing or hereafter adopted or acquired and all registrations and recordings thereof and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, in each case described on Schedule I and all reissues, renewals, continuations and extensions thereof and amendments thereto (the “Trademarks”),

(b) all reissues, continuations, extensions and renewals thereof and amendments thereto,

(c) all goodwill associated therewith or symbolized by any of the foregoing,

(d) all income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, and

(e) all other assets, rights and interests that uniquely reflect or embody such goodwill.

3. Security Agreement. The security interests granted to the Administrative Agent herein are granted in furtherance, and not in limitation of, the security interests granted to the Administrative Agent pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of the Administrative Agent with respect to the Trademark Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the Security Agreement, the terms of the Security Agreement shall govern.

4. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Trademark Security Agreement as of the day and year first above written.

CARECLOUD, INC., a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

CARECLOUD HEALTH, INC.,
a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

CARECLOUD HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Norman Roth
Name:	Norman Roth
Title:	Authorized Officer

CITIZENS BANK, N.A., as Administrative Agent

By:	/s/ Megan Westhuis
Name:	Megan Westhuis
Title:	Senior Vice President

Signature Page to Trademark Security Agreement

SCHEDULE I

TRADEMARKS

Mark	Reg. No.	Reg. Date	Serial No.	Filing Date